Registration No. 33-_______
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               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                            FORM S-8
                UNDER THE SECURITIES ACT OF 1933

                 STORAGE TECHNOLOGY CORPORATION
     ------------------------------------------------------

     (Exact name of registrant as specified in its charter)


         DELAWARE                                    84-0593263
- --------------------------------                -------------------
(State or other jurisdiction of                 (I.R.S. Employer
incorporation or organization)                   Identification No.)


2270 SOUTH 88TH STREET, LOUISVILLE, COLORADO           80028-4309
- ---------------------------------------------         -----------

(Address of Principal Executive Offices)               (Zip Code)


                 STORAGE TECHNOLOGY CORPORATION
                 1995 EQUITY PARTICIPATION PLAN
           ------------------------------------------
                    (Full title of the Plan)

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                   LIZBETH J. STENMARK, ESQ.
                         SENIOR COUNSEL
                 STORAGE TECHNOLOGY CORPORATION
                     2270 SOUTH 88TH STREET
                LOUISVILLE, COLORADO  80028-4309
       --------------------------------------------------
            (Name and address of agent for service)


                         (303) 673-7919
  ------------------------------------------------------------
 (Telephone number, including area code, of agent for service)


                CALCULATION OF REGISTRATION FEE

                                  Proposed       Proposed
 Title of                         Maximum        Maximum
Securities         Amount         Offering      Aggregate       Amount of
  to be             to be        Price Per       Offering      Registration
Registered(1)    Registered(2)   Share (3)       Price(1)          Fee
- ---------------------------------------------------------------------------

Common stock
 $.10 par value  2,200,000       $25.50         $56,100,000    $19,344.83

(1)  Includes preferred stock purchase rights issued in connection therewith.
(2) These shares are reserved for issuance pursuant to the above-referenced employee stock option plan (the "Plan"). The additional shares of Common Stock that may become available for purchase in accordance with the provisions of the Plan in the event of certain changes in the outstanding shares of Common Stock of Storage Technology Corporation, including, among other things, stock dividends, stock splits, reverse stock splits, reorganizations and recapitalization, are also being registered.
(3) Determined pursuant to Rule 457(h) of the Securities Act of 1933, as amended, based on the prices at which the options relating to such shares may be exercised.

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                                                                       Page 2
                            PART II

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE

    The content of the Company's Annual Report on Form 10-K for the fiscal year ended December 30, 1994, Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 1995 and June 30, 1995, Current Report on Form 8-K dated January 26, 1995, Current Report on Form 8-K dated March 17, 1995, Current Report on Form 8-K dated April 3, 1995, Current Report on Form 8-K/A dated April 7, 1995, Current Report on Form 8-K/A dated April 12, 1995, Current Report on Form 8-K dated May 17, 1995 and the Company's Registration Statements on Form 8-A dated August 13, 1981, August 23, 1990 and February 8, 1993, are incorporated by reference into this Registration Statement. All documents filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Registration Statement and prior to the termination of the offering shall be deemed to be incorporated by reference into this Registration Statement and to be a part
hereof from the date of filing of such documents.   Any statement contained
in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

    The Company will provide without charge to each person to whom a copy of this Registration Statement is delivered, on the written or oral request of such person, a copy of any or all of the documents referred to above which have been or may be incorporated by reference into this Registration Statement, other than certain exhibits to such documents. Requests for such copies shall be directed to Corporate Communications, Storage Technology Corporation, 2270 South 88th Street, Louisville, Colorado 80028-4310 (telephone: (303) 673-5020).

ITEM 6.   INDEMNIFICATION OF DIRECTORS AND OFFICERS

    Section 102(b)(7) of the Delaware Corporation Law ("Delaware Law") provides that the certificate of incorporation may include a provision which eliminates or limits the personal liability of a director to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) payment of an improper dividend under Section 174 of the Delaware Law, or (iv) any transaction from which the director derived an improper personal benefit.

    The Company's Restated Certificate of Incorporation provides that a director shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director to the extent permitted by Delaware Law. In addition, the Restated Certificate of Incorporation provides that no repeal or modification of such provisions shall eliminate or reduce any right or protection of a director of the Company existing at the time of such repeal or modification

    Section 145 of Delaware Corporation Law grants corporations the power to indemnify their directors, officers, employees and agents in accordance with the provisions set forth herein. The Company's Restated Certificate of Incorporation provides for indemnification of such person to the same extent permitted by Delaware Law.

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                                                                       Page 3


ITEM 8.  EXHIBITS

Exhibit No.                      Description
- -----------                      -----------

           4.1 Specimen Certificate of Common Stock, $0.10 par value of Registrant (filed as Exhibit (c)(2) as to the Registrant's Current Report on Form 8-K dated June 2, 1989, and incorporated herein by reference).

           4.2 Indenture dated as of May 31, 1990, between Storage Technology Corporation and Manufacturers Hanover Trust Company of California, Trustee, relating to the Company's 8% Convertible Subordinated Debentures due May 31, 2015 (filed as Exhibit 4.6 to the Company's Registration Statement on Form S-3 filed May 11, 1990, File No. 33-34876, and incorporated herein by reference).

           4.3 Registration Statement of the Registrant on Form 8-A dated August 13, 1981 (filed as Exhibit 4.7 to the Registrant's Registration Statement on Form S-3 filed January 29, 1993, File No. 33-57678, and incorporated herein by reference).

           4.4 Registration Statement of the Registrant on Form 8-A dated August 23, 1990 (filed as Exhibit 4.8 to the Registrants' Registration Statement on Form S-3 filed January 29, 1993, File No. 33-57678, and incorporated herein by reference).

           4.5 Rights Agreement dated as of August 20, 1990, between Storage Technology Corporation and First Fidelity Bank, N.A., New Jersey, Rights Agent, (filed as Exhibit 4.1 to the Company's Current Report on Form 8-K on August 20, 1990, and incorporated herein by reference).

           4.6 Certificate of Designations of Series B Junior Participating Preferred Stock (filed as Exhibit A to Exhibit 4.1 to the Registrant's Current Report on Form 8-K filed with the Commission on August 8, 1990, and incorporated herein by reference).

           4.7 Certificate for $3.50 Convertible Exchangeable Preferred Stock (filed as Exhibit 4.11 to the Registrants Registration Statement on Form S-3 filed January 29, 1993, File No. 33-57678, and incorporated herein by reference).

           4.8  Certificate of Designations of $3.50 Convertible
           Exchangeable Preferred Stock (filed as Exhibit 4.12 to the Registrants Registration Statement on Form S-3 filed January 29, 1993, File No. 33-57678, and incorporated herein by reference).

           4.9 Indenture between the Registrant and American Stock Transfer and Trust Company, as Trustee, relating to the Registrant's 8% Convertible Subordinated Debentures due 2008, (filed as Exhibit
           4.13 to the Registrants Registration Statement on Form S-3 filed January 29, 1993, File No. 33-57678, and incorporated herein by reference).

           4.10 Form of 8% Convertible Subordinated Debentures due 2008 (filed as Exhibit 4.13 to the Registrant's Registration Statement on Form S-3 filed January 29, 1993, File No. 33-57678, and incorporated herein by reference).

           4.11 Form of Note Agreement dated as of August 30, 1991 relating to Registrant's 9.53% Senior Secured Notes due August 31, 1996 (filed as Exhibit 4(e) to the Registrant's Registration Statement on Form S-4 filed October 25, 1991, File No. 33-43536, and incorporated herein by reference).

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                                                                       Page 4

           4.12 Amendment No. 1 and Waiver to Note Agreement dated as of April 1, 1994 relating to the Registrant's 9.53% Senior Secured Notes due August 31, 1996 (filed as Exhibit 10.1 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended April 1, 1994, and incorporated herein by reference).

           4.13 Amendment No. 2 and Waiver to Note Agreement dated as of April 2, 1994 relating to the Registrant's 9.53% Senior Secured Notes due August 31, 1996 (filed as Exhibit 10.2 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended July 1, 1994, and incorporated herein by reference).

           4.14 Registration Statement on Form 8-A, dated February 8, 1993 (filed with the Commission and incorporated herein by reference).

           5.1  Opinion of Counsel.

           23.1 Consent of Price Waterhouse LLP.

           23.2 Consent of Ernst & Young LLP.

           23.3 Consent of Counsel.

           24.1 Powers of Attorney for each director executing this Registration Statement are contained on pages 6 and 7 hereof.



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                                                                       Page 5


ITEM 9.  UNDERTAKINGS

1.  The undersigned registrant hereby undertakes:

    (a) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

    (b) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

    (c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

2. The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

3. Insofar as indemnification of liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

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                                                                       Page 6

                           SIGNATURES


 Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Louisville, State of Colorado, on the 11 day of August, 1995.

                             STORAGE TECHNOLOGY CORPORATION


                             By  /s/RYAL R. POPPA
                               --------------------------------------
                                 Ryal R. Poppa
                                 Chairman of the Board, President,
                                 Chief Executive Officer and Director


                       POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Ryal R. Poppa, David E. Lacey and W. Russell Wayman and each of them, his true and lawful attorneys-in-fact and agents with full power of substitution, for him and in his name, place and stead in any and all capacities, to sign this Registration Statement and any and all documents in connection therewith (including amendments to this Registration Statement), and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue thereof.

 Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



/s/RYAL R. POPPA       Chairman of the Board, President,    August 11, 1995
- ------------------     Chief Executive Officer and Director
Ryal R. Poppa          (Principal Executive Officer)



/s/ DAVID E. LACEY     Interim Chief Financial Officer      August 11, 1995
- -------------------    (Principal Financial Officer) and
David E. Lacey         Corporate Vice President



/s/MARK D. MCGREGOR    Interim Controller                   August 11, 1995
- ---------------------  (Principal Accounting Officer),
Mark D. McGregor       Treasurer and Corporate Vice President

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                                                                       Page 7

     SIGNATURE                 TITLE                DATE
- ------------------          -----------         -------------

/s/Judith E.N Albino          Director          August 11, 1995
- ----------------------
Judith E.N. Albino


/s/William L. Armstrong       Director          August 11, 1995
- ----------------------
William L. Armstrong


/s/Robert A. Burgin           Director          August 11, 1995
- ----------------------
Robert A. Burgin


/s/Paul Friedman              Director          August 11, 1995
- ----------------------
Paul Friedman


/s/William R. Hoover          Director          August 11, 1995
- ----------------------
William R. Hoover


/s/Stephen J. Keane           Director          August 11, 1995
- ----------------------
Stephen J. Keane


/s/Robert E. LaBlanc          Director          August 11, 1995
- ----------------------
Robert E. LaBlanc


/s/Robert E. Lee              Director          August 11, 1995
- ----------------------
Robert E. Lee


/s/Harrison Shull             Director          August 11, 1995
- ----------------------
Harrison Shull


/s/Richard C. Steadman        Director          August 11, 1995
- ----------------------
Richard C. Steadman


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                                                                       Page 8

     SIGNATURE                 TITLE                DATE
- ------------------          -----------         -------------


/s/Robert C. Wilson           Director          August 11, 1995
- ----------------------
Robert C. Wilson

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                                                                       Page 9


                         EXHIBIT INDEX


Exhibit         Description


5.1        Opinion of Counsel

23.1       Consent of Price Waterhouse LLP

23.2       Consent of Ernst & Young LLP

23.3       Consent of Counsel is included in Exhibit 5.1

24.1 Powers of Attorney for each person executing this Registration Statement are contained on Pages 6 and 7 hereof.